225 NORTH MILITARY CORPORATION
                      d/b/a MIRACLE MILE MOTORS
                                 AND
                  PALM BEACH FINANCE COMPANY, INC.

                    COMBINED FINANCIAL STATEMENTS
                    AND SUPPLEMENTARY INFORMATION
                     December 31, 1996 and 1995

                    INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and
 Stockholder of 225 North Military Corporation d/b/a Miracle Mile Motors and Palm Beach Finance Company, Inc.


We have audited the accompanying combined balance sheets of 225 North Military Corporation d/b/a Miracle Mile Motors and Palm Beach Finance Company, Inc. as of December 31, 1996 and 1995 and the related combined statements of income and retained earnings, and cash flows for the years then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of 225 North Military Corporation d/b/a Miracle Mile Motors and Palm Beach Finance Company, Inc. as of December 31, 1996 and 1995, and the combined results of their operations and their combined cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The supplementary combining balance sheets, and the combining statements of income and retained earnings, as of December 31, 1996 and 1995 and for the years then ended, are presented for purposes of additional analysis and are not a required part of the basic combined financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic combined financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic combined financial statements taken as a whole.


                               Spence, Marston, Bunch, Morris & Co.
                               Certified Public Accountants
April 10, 1997
                   225 NORTH MILITARY CORPORATION
                    d/b/a MIRACLE MILE MOTORS AND
                  PALM BEACH FINANCE COMPANY, INC.
                       COMBINED BALANCE SHEETS
                     December 31, 1996 and 1995


                                                  1996        1995

ASSETS

Cash and contracts in transit           $    192,999   $  304,914
Finance receivables, net                   4,057,682    3,620,623
Inventory                                    799,358      860,105
Property and equipment, net                   10,086      104,010
Other assets                                  48,275        24,859

                                          $5,108,400   $4,914,511


LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
 Drafts payable                           $  220,887   $  317,875
 Accounts payable and accrued expenses       128,206      256,577
 Loan from stockholder                             -       50,880
 Note payable                                300,000       45,000

  Total liabilities                          649,093      670,332

Stockholder's equity:
 Common stock                                    800          800
 Additional paid-in capital                   20,000       20,000
 Retained earnings                         4,438,507    4,223,379

  Total stockholder's equity               4,459,307    4,244,179

Commitments                                        -               -

                                          $5,108,400   $4,914,511


                   225 NORTH MILITARY CORPORATION
                    d/b/a MIRACLE MILE MOTORS AND
                  PALM BEACH FINANCE COMPANY, INC.
         COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
           For the years ended December 31, 1996 and 1995


                                                  1996        1995
Revenue:
 Sales                                                $10,784,322
$11,393,704
 Interest income                           1,214,525    1,090,692

  Total revenue                           11,998,847   12,484,396

Cost of sales and expenses:
 Cost of sales                             8,446,683    9,118,158
 Selling, general, and administrative      1,877,065    1,994,632
 Provision for credit losses               1,110,989      961,416
 Interest expense                             22,593       18,248
 Depreciation                                  1,748           3,262

  Total cost of sales and expenses        11,459,078   12,095,716

Net income                                   539,769      388,680

Retained earnings, beginning of year       4,223,379    3,971,944
Distributions to stockholder                (324,641)      (137,245)

Retained earnings, end of year           $ 4,438,507  $ 4,223,379

                   225 NORTH MILITARY CORPORATION
                    d/b/a MIRACLE MILE MOTORS AND
                  PALM BEACH FINANCE COMPANY, INC.
                  COMBINED STATEMENTS OF CASH FLOWS
           For the years ended December 31, 1996 and 1995


                                                  1996        1995

Cash flows from operating activities:
 Net income                            $     539,769$     388,680

 Adjustments to reconcile net income to net cash
  provided by operating activities:
   Depreciation                                1,748        3,262
   Change in operating assets and liabilities:
     (Increase) decrease in inventory         60,747     (16,069)
     Increase in other assets                (23,416)     (6,663)
     Increase (decrease) in drafts payable   (96,988)      46,627
     Increase (decrease) in accounts
       payable and accrued expenses         (128,371)          7,649

     Total adjustments                      (186,280)         34,806

      Net cash provided by operating
        activities                           353,489         423,486

Cash flows from investing activities:
 Increase in finance receivable, net        (437,059)      (332,006)
 Purchase of property and equipment           (8,851)        (3,386)

      Net cash used in investing
        activities                          (445,910)      (335,392)

Cash flows from financing activities:
 Increase in note payable                    255,000       44,000
 Repay stockholder loan                      (50,880)           -
 Distributions to stockholder               (223,614)     (137,245)

     Net cash used in financing
        activities                           (19,494)      (93,245)

Net decrease in cash and contracts in transit(111,915)    (5,151)

Cash and contracts in transit,
   beginning of year                          304,914      310,065

Cash and contracts in transit, end of year$   192,999 $   304,914

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

 Cash paid during the year for:
  Interest on borrowings                $     21,149 $     17,243

 Noncash investing and financing transaction:
  Property distributed to
    stockholder (Note 7)                $   101,027  $          -

                   225 NORTH MILITARY CORPORATION
                    d/b/a MIRACLE MILE MOTORS AND
                  PALM BEACH FINANCE COMPANY, INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS

(1)  ORGANIZATION AND NATURE OF OPERATIONS

     The accompanying financial statements include 225 North Military Corporation d/b/a Miracle Mile Motors (Miracle Mile) and Palm Beach Finance Company, Inc. (PBF), (collectively, the Company). The Company sells used automobiles and trucks to retail and wholesale purchasers through its independent dealership located in West Palm Beach, Florida. A majority of its retail sales are financed pursuant to installment sales contracts requiring periodic payments over terms ranging from one to three years.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Principles of combination - The accompanying financial statements include the accounts of Miracle Mile and PBF. All significant intercompany accounts, transactions, and profits have been eliminated in the combination.

     Contracts in transit - The Company's policy is to treat contracts in transit as a cash equivalent. The contracts in transit amounted to $106,164 and $196,325, respectively, at December 31, 1996 and 1995.

     Revenue  recognition  - Sales of vehicles  are  recorded  on  an accrual basis. Interest income from finance receivables is recognized using the interest method. Accrual of interest income is suspended when management deems the loan to be uncollectible. Vehicles are repossessed and the loan balances written off based on management's review of loans on a loan-by-loan basis.

     Allowance for credit losses - Provisions for credit losses are charged to income in amounts sufficient to maintain the allowance at a level considered adequate to cover losses in the existing portfolio. The Company charges or credits the allowance for repossessions and charge-offs.

     Material   estimates  that  are  particularly   susceptible   to
significant change relate to the determination of the reserve of possible loan losses. Accordingly, the ultimate collectibility of the finance receivables is susceptible to changes in economic and market conditions. Therefore, actual losses in future periods could differ materially from amounts provided in the current period and
could   result  in  a  material  adjustment  to  future  results   of
operations.

     Inventory - Inventory consists of used vehicles and is stated at the lower of cost or market, on a specific unit basis.

     Property and equipment - These assets are carried at cost. Major additions are capitalized while replacements, maintenance, and repairs which do not improve or extend the life of the respective assets, are expensed currently. When property is retired or otherwise disposed of, the cost of the property is eliminated from the asset account, accumulated depreciation is charged with an amount equal to the depreciation provided and the difference, if any, is charged or credited to income.

     Depreciation is computed using the straight-line method over the estimated useful lives of the assets which are as follows:

     Sales office                                        40 years
     Furniture and fixtures                               7 years

     Loan   origination  costs  -  Direct  costs  incurred  for   the
origination of finance receivables are deferred and amortized over the contractual lives of the loans.


                   225 NORTH MILITARY CORPORATION
                    d/b/a MIRACLE MILE MOTORS AND
                  PALM BEACH FINANCE COMPANY, INC.
          NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

     Advertising costs - Advertising costs are generally charged to operations in the year incurred and totaled $150,096 in 1996 and $151,697 in 1995.

     Income taxes - The sole stockholder for Miracle Mile and PBF has elected for each corporation to be treated as an S corporation for federal income tax purposes. In accordance with the provisions of such election, each corporation's income and losses are passed through to its stockholder; accordingly, no provision for income taxes has been made in the accompanying combined financial statements.

     Drafts payable - Drafts payable represent non-interest bearing amounts due to wholesalers for vehicle purchases.

     Off-balance sheet risk and concentration of credit risk - The Company maintains deposits in excess of federally insured limits. Statement of Financial Accounting Standards No. 105 requires disclosure, regardless of the degree of risk. Concentration of credit risk exists as substantially all of the Company's loans have been granted to customers in the Company's market area which is primarily West Palm Beach, Florida.

     Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates that affect certain reported amounts and disclosures. These estimates are based on management's knowledge and experience. Accordingly, actual results could differ from these estimates.

(3)  FINANCE RECEIVABLES

     Receivables arise principally from retail sales of vehicles under installment contracts to credit challenged individuals who cannot qualify for traditional automobile financing. The Company investigates the credit worthiness of potential customers and requires substantial down payments and frequent periodic payments on installment contracts. Such finance receivables are stated net of unearned interest, bear interest at rates ranging from 20% to 26%, and are collateralized by the vehicles sold.

     Management provides an allowance for credit losses based on its experience with collections and repossessions. Repossessed vehicles are recorded as inventory at their estimated fair value. The difference between the balance of the installment contract and the estimated fair value of the repossessed vehicle is charged or credited to the allowance for credit losses.

                   225 NORTH MILITARY CORPORATION
                    d/b/a MIRACLE MILE MOTORS AND
                  PALM BEACH FINANCE COMPANY, INC.
          NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED

(3)  FINANCE RECEIVABLES, CONTINUED

     Finance receivables at December 31, 1996 and 1995 are summarized as follows:
                                                  1996      1995

     Contractually scheduled payments       $6,227,510  $5,360,589
     Less: unearned interest income         (1,307,027) (1,012,754)

     Installment sales contract principal balances4,920,483 4,347,835

     Loan origination costs, net                 64,780    62,792
     Other receivables                           56,419       84,996

      Principal balances, net                 5,041,682 4,495,623

     Less: allowance for credit losses        (984,000)  (875,000)

     Finance receivables, net                $4,057,682$3,620,623

     The allowance for credit losses for the years ended December 31, 1996 and 1995 is summarized as follows:

     Balance, beginning of the year        $    875,000$    618,000

     Provision for credit losses              1,110,989  961, 416

     Charge-offs and repossessions          (1,001,989)   (704,416)

     Balance, end of the year              $    984,000$    875,000

     Finance receivables are pledged as collateral for the note payable (Note 5). See Note 2 regarding the allowance for credit losses. Due to the relatively short-term nature of the contracts underlying the receivables and the low likelihood that all of the contracts will reach maturity, contractual maturities have not been disclosed.

(4)                                        PROPERTY AND EQUIPMENT

     Sales office (Note 7)              $             -$   114,370
     Furniture and fixtures                      12,236       3,386

                                                 12,236   117,756

     Less:                     accumulated depreciation        (2
,150)     (13,746)

                                            $    10,086$   104,010

                   225 NORTH MILITARY CORPORATION
                    d/b/a MIRACLE MILE MOTORS AND
                  PALM BEACH FINANCE COMPANY, INC.
          NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED

(5)                                              NOTE PAYABLE
December 31,
                                                    1996      1995

     Line of credit payable to First United
       Bank, interest payable monthly at prime
       plus 1%.  Maximum available is
       $400,000.  The line of credit contains
       loan covenants which restrict changes
       in the capital structure and prohibits
       certain related party capital
       transactions and new borrowings.  The
       note is collateralized by finance
       receivables and is guaranteed by the
       stockholder.  The line of credit
       matures in 1997.                     $   300,000$     45,000

(6)   LOAN FROM STOCKHOLDER

     Uncollateralized   non-interest   bearing
       loan  payable to stockholder on demand,
       repaid during 1996.           $                -$     50,880

(7)   RELATED PARTY TRANSACTIONS

     The Company leases its operating facilities from the stockholder under a five-year operating lease for $12,000 per month. The lease is effective January 1, 1995 through December 31, 1999. Rent expense for the years ended December 31, 1996 and 1995 was $144,000 and $144,445, respectively. The approximate future minimum rental payments under this lease are $144,000 per year for 1997 through 1999.

     The Company also paid the stockholder $25,500 in 1996 and $23,375 in 1995 for the use of other facilities for promotional purposes.

     Miracle Mile provided collection, administrative and accounting services to PBF for $204,000 in each of the years 1996 and 1995. The fees have been eliminated in the combined financial statements.

     During 1996, the Company transferred ownership of the sales office (Note 4) to the stockholder and recorded a stockholder distribution of $101,027 based on the asset's net book value. Management believes the net book value approximates the market value.

     Vehicle installment notes receivable are purchased by PBF from Miracle Mile at a 30% discount. The discount is amortized and the income recognized over the life of the loan. At December 31, 1996 and 1995, the remaining unamortized discount of $1,476,980 and $977,785, respectively, have been eliminated in the combined financial statements.

(8)    PROFIT SHARING PLAN

     The Company maintains a discretionary profit sharing plan for eligible employees who have completed one year of service. Contributions under this plan amounted to $39,810 in 1996 and $52,930 in 1995.


                   225 NORTH MILITARY CORPORATION
                    d/b/a MIRACLE MILE MOTORS AND
                  PALM BEACH FINANCE COMPANY, INC.
          NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED

(9)                                 STOCKHOLDER'S EQUITY

                                   Additional
                           Common   Paid-in   Retained
                                Stock     Capital            Earnings
Total

December 31, 1996:

225 North Military Corporation:
 No par value; 60 shares authorized,
 issued, and outstanding  $     300$     20,000$3,583,463$3,603,763

Palm Beach Finance Company, Inc.:
 $1 par value; 1,000 shares
 authorized; 500 shares issued
 and outstanding                500         -    855,044   855,544

                          $     800$    20,000$4,438,507$4,459,307

December 31, 1995:

225 North Military Corporation:
 No par value; 60 shares authorized,
 issued, and outstanding  $     300$    20,000$3,476,516$3,496,816

Palm Beach Finance Company, Inc.:
 $1 par value; 1,000 shares
 authorized; 500 shares issued
 and outstanding                500          -   746,863   747,363

                          $     800$    20,000$4,223,379$4,244,179

(10)  SUBSEQUENT EVENT

     During February 1997, the Company sold substantially all of their business and assets to Smart Choice Holdings, Inc. (Smart Choice), a wholly-owned subsidiary of Eckler Industries, Inc. Eckler is a publicly-held Florida corporation. The following consideration was received in connection with the sale:

     Cash                                              $3,000,000
     Short-term promissory note                           205,574
     Convertible debenture                                467,601
     Secured convertible note                             800,000

                                                       $4,473,175

     In addition, the Company received 142,857 shares of unregistered Class B Common Stock of Eckler. The Company will recognize a gain on the sale equal to the fair value of the consideration received over the book value of assets sold during 1997.

                      SUPPLEMENTARY INFORMATION

                   225 NORTH MILITARY CORPORATION
                    d/b/a MIRACLE MILE MOTORS AND
                  PALM BEACH FINANCE COMPANY, INC.
                      COMBINING BALANCE SHEETS
                          December 31, 1996


                            255 North          Palm Beach
                             Military Finance  Combining  Combined
                           Corporation         Company, Inc. Entries
Totals

ASSETS

Cash and contracts in transit$   176,120$      16,879$        -$
192,999
Finance receivables, net     64,779 3,992,903         - 4,057,682
Inventory                   799,358         -         -   799,358
Property and equipment, net  10,086         -         -    10,086
Other assets                 48,275         -         -    48,275
Intercompany receivable   1,677,258         -  (1,677,258)         -

                         $2,775,876$4,009,782$(1,677,258)$5,108,400


LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
 Drafts payable         $   220,887$        -$         -$   220,887
 Accounts payable and accrued
  expenses                  128,206         -         -   128,206
 Note payable               300,000         -         -   300,000
 Deferred finance revenue         - 1,476,980(1,476,980)        -
 Intercompany payable                 -  1,677,258 (1,677,258)
-

  Total liabilities         649,093  3,154,238 (3,154,238)     64
9,093

Stockholder's equity:
 Common stock                   300       500         -       800
 Additional paid-in capital  20,000         -         -    20,000
 Retained earnings        2,106,483     855,044   1,476,980  4,43
8,507

  Total stockholder's equity  2,126,783     855,544   1,476,980
4,459,307

Commitments                       -          -           -
-

                         $2,775,876$4,009,782$(1,677,258)$5,108,400

                   225 NORTH MILITARY CORPORATION
                    d/b/a MIRACLE MILE MOTORS AND
                  PALM BEACH FINANCE COMPANY, INC.
        COMBINING STATEMENTS OF INCOME AND RETAINED EARNINGS
                For the year ended December 31, 1996

                            255 North          Palm Beach
                             Military Finance  Combining  Combined
                           Corporation         Company, Inc. Entries
Totals

Revenue:
 Sales                  $10,784,322$         -$        -$10,784,322
 Interest income            685,082 1,245,512 (716,069) 1,214,525
 Administrative fee         204,000          -   (204,000)          -

  Total revenue          11,673,404  1,245,512    (920,069)  11,9
98,847

Cost of sales and expenses:
 Cost of sales            8,446,683         -         - 8,446,683
 Selling, general, and administrative1,849,229  231,598 (204,000)
1,877,065
 Provision for credit losses205,494   905,733         - 1,110,989
 Discount on sale of receivables1,215,264   -(1,215,264)        -
 Interest expense            22,593         -         -    22,593
 Depreciation                 1,748          -          -      1,748

  Total cost of sales and
    expenses             11,741,011  1,137,331 (1,419,264)  11,45
9,078

Net income (loss)          (67,607)   108,181   499,195   539,769
Retained earnings, beginning
  of year                 2,498,731   746,863   977,785 4,223,379
Distributions to stockholder     (324,641)          -          -
(324,641)

Retained earnings, end of year$ 2,106,483$   855,044$ 1,476,980$
4,438,507

                   225 NORTH MILITARY CORPORATION
                    d/b/a MIRACLE MILE MOTORS AND
                  PALM BEACH FINANCE COMPANY, INC.
                      COMBINING BALANCE SHEETS
                          December 31, 1995

                            255 North          Palm Beach
                             Military Finance  Combining  Combined
                           Corporation         Company, Inc.Entries
Totals

ASSETS

Cash and contracts in transit$   299,630$   5,284$         -$   3
04,914
Finance receivables, net    834,328 2,786,295         - 3,620,623
Inventory                   860,105         -         -   860,105
Property and equipment, net 104,010         -         -   104,010
Other assets                 24,859         -         -    24,859
Intercompany receivable   1,015,551          - (1,015,551)          -

                         $3,138,483$2,791,579$(1,015,551)$4,914,511

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
 Drafts payable         $   317,875$         -$         -$   317,875
 Accounts payable and accrued
  expenses                  256,577         -         -   256,577
 Loan from stockholder            -    50,880         -    50,880
 Note payable                45,000         -         -    45,000
 Deferred finance revenue         -   977,785 (977,785)         -
 Intercompany payable             -  1,015,551 (1,015,551)
-

  Total liabilities         619,452  2,044,216  (1,993,336)     6
70,332

Stockholder's equity:
 Common stock                   300       500         -       800
 Additional paid-in capital  20,000         -         -    20,000
 Retained earnings        2,498,731     746,863     977,785  4,22
3,379

  Total stockholder's equity  2,519,031     747,363     977,785
4,244,179

Commitments                       -          -          -           -

                         $3,138,483$2,791,579$(1,015,551)$4,914,511

                   225 NORTH MILITARY CORPORATION
                    d/b/a MIRACLE MILE MOTORS AND
                  PALM BEACH FINANCE COMPANY, INC.
        COMBINING STATEMENTS OF INCOME AND RETAINED EARNINGS
                For the year ended December 31, 1995


                            255 North          Palm Beach
                             Military Finance  Combining  Combined
                           Corporation         Company, Inc.Entries
Totals

Revenue:
 Sales                  $11,393,704$         -$         -$11,393,704
 Interest income            382,614 1,610,569 (902,491) 1,090,692
 Administrative fee         204,000          -   (204,000)          -

  Total revenue          11,980,318  1,610,569  (1,106,491)  12,4
84,396

Cost of sales and expenses:
 Cost of sales            9,118,158         -         - 9,118,158
 Selling, general, and administrative1,959,783  238,849 (204,000)
1,994,632
 Provision for credit losses368,504   592,912         -   961,416
 Discount on sale of receivables1,172,189   -(1,172,189)        -
 Interest expense            18,248         -         -    18,248
 Depreciation                 3,262          -          -      3,262

  Total cost of sales
    and expenses       12,640,144     831,761 1,376,189) 12,095,716

Net income                (659,826)   778,808   269,698   388,680
Retained earnings, beginning
  of year                 3,295,802  (31,945)   708,087 3,971,944
Distributions to stockholder      (137,245)        -          -
(137,245)

Retained earnings, end of year$  2,498,731$  746,863$    977,785$
4,223,379
August 16, 1996

Templeton & Company, P.A.
540 Royal Palm Beach Blvd.
Royal Palm Beach, FL 33411

Gentlemen:

In connection with your review of the combined financial statements of 225 N. Military Trail Corp. (d/b/a Miracle Mile Motors) and Palm Beach Finance, Inc. (each S Corporations) as of December 31, 1995 and for the year then ended for the purpose of expressing limited assurance that there are no material modifications that should be made to the statements in order for them to be in conformity with generally accepted accounting principles, we confirm, to the best of our knowledge and belief, the following representations made to you during your review.

1. The combined financial statements referred to above present the financial position and results of operations and cash flows of 225 N. Military Trail Corp. (d/b/a Miracle Mile Motors) and Palm Beach Finance, Inc. (each S. Corporations) in conformity with generally accepted accounting principles. In that connection, we specifically confirm that -

       a.     The  Company's  accounting  principles,  and   the
       practices and methods followed in applying them, are as disclosed in the financial statements.

       b.    There  have been no changes during the  year  ended
       December 31, 1995 in the Company's accounting principles and practices.

       c. We have no plans or intentions that may materially affect the carrying value or classification of assets and liabilities.

       d. There are no material transactions that have not been properly reflected in the financial statements.

       e. There are no material losses (such as from obsolete inventory or purchase or sales commitments) that have not been properly accrued or disclosed in the financial statements.

       f. There are no violations, or possible violations of laws or regulations whose effects should be considered for disclosure in the financial statements or as a basis for recording a loss contingency, and there are no other material liabilities or gain or loss contingencies that are required to be accrued or disclosed.

       g. The Company has satisfactory title of all owned assets, and there are no liens or encumbrances on such assets nor has any asset been pledged, except as set forth in the financial statements or the notes thereto.

       h. There are no related party transactions or related amounts receivable or payable that have not been properly disclosed in the financial statements.

       i. We have complied with all aspects of contractual agreements that would have a material effect on the financial statements in the event of noncompliance.

       j.    No  events have occurred subsequent to the  balance
       sheet   date  that  would  require  adjustment   to,   or
       disclosure in, the financial statements, except as set forth therein.

       k.    There are no unasserted claims or assessments  that
       our  lawyer has advised us are probable of assertion  and
       must  be  disclosed  in  accordance  with  Statement   of
       Financial Accounting Standards No. 5.

       l. We have identified all accounting estimates that could be material to the financial statements, including the key factors and significant assumptions underlying those estimates, and we believe the estimates are reasonable in the circumstances.

       m. There are no such estimates that may be subject to material change in the near-term that have not been properly disclosed in the financial statements. We understand that the near-term means the period within one year of the date of the financial statements.

2. We have advised you of all actions taken at meetings of stockholders, board of directors, and committees of the board of directors (or other similar bodies, as applicable) that may affect the financial statements.

3. We have responded fully to all inquiries made to us by you during your review.



Chief Executive Officer



Controller


Gentlemen:

Our auditors, Spence, Marston, Bunch, Morris & Co., 250 North Belcher Road, Suite 100, Clearwater, Florida 34625-2601, are conducting an audit of our financial statements. Please furnish to them the information requested below involving matters as to which you have been engaged and to which you have devoted substantive attention on behalf of the Company in the form of legal consultation or representation. Your response should include matters that existed at December 31, 1995, and for the period from that date to the date of your response.

Pending or Threatened Litigation
(excluding undeclared claims and assessments)

Please   prepare  a  description  of  all  litigation,  claims,   and
assessments  (excluding  unasserted  claims  and  assessments).   The
description of each case should include:

   a. the nature of the litigation,

   b. the progress of the case to date,

   c. how management is responding or intends to respond to the litigation, e.g., to contest the case vigorously or to seek an out-of-court settlement, and

   d. an evaluation of the likelihood of an unfavorable outcome and an estimate, if one can be made, of the amount or range of potential loss.

Unasserted Claims and Assessments

With respect to unasserted claims or assessments which must be disclosed in accordance with Statement of Financial Accounting Standards Number 5, please provide a description of (1) the nature of the matter, (2) how management intends to respond if the claim is asserted, and (3) an evaluation of the likelihood of an unfavorable outcome and an estimate, if one can be made, of the amount or range of potential loss.

We understand that whenever, in the course of performing legal services for us with respect to a matter recognized to involve an unasserted possible claim or assessment that may call for financial statement disclosure, you have formed a professional conclusion that we should disclose or consider disclosure concerning such possible claim or assessment, as a matter of professional responsibility to us, you will so advise us and will consult with us concerning the question of such disclosure and the applicable requirements of Statement of Financial Accounting Standards No. 5. Please specifically confirm to our auditors that our understanding is correct.

Response

Your response should include matters that existed as of December 31, 1995, and during the period from that date to the effective date of your response.

Please specifically identify that nature of, and reasons for, any limitations on your response.

Our auditors expect to have the audit completed on January 17, 1997, and would appreciate receiving your reply by that date with a specified effective date no earlier than January 10, 1997.

Other Matters

Please, also indicate the amount we were indebted to you for services and expenses on December 31, 1995. An envelope is enclosed for your convenience in replying.

Very truly yours,



 The 225 North Military Trail Corporation
 (d/b/a Miracle Mile Motors) and
 Palm Beach Finance, Inc.

March 26, 1997


First United Bank
980 North Federal Highway
Boca Raton, FL   33432

Gentlemen:

Our auditors, Templeton & Company, P.A., are conducting an audit of our financial statements. Please confirm directly to them the following information relating to our note payable to you at December 31, 1996:

     Date of note:
     Original amount of note:      $
     Unpaid principal balance:     $
     Maturity date:
     Interest rate:
     Date to which interest has
       been paid
     Description of collateral:

After signing and dating your reply, please mail it directly to Templeton & Company, P. A., 540 Royal Palm Beach Boulevard, Royal Palm Beach, Florida 33411-7675 in the enclosed return envelope.

Very truly yours,





To:  Templeton & Company, P.A.

The    above    information    regarding    the    obligation    from
_____________________________ agrees with our records at December 31,
1996 with the following exceptions (if any):





If there are any direct or contingent liabilities to you not otherwise indicated above, please list:





Signed:

Title:

Date: